UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July, 27, 2010

EXPRESSJET HOLDINGS, INC. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-31300 (Commission File Number)	76-0517977 (IRS Employer Identification No.)

700 North Sam Houston Parkway West, Suite 200 Houston, Texas (Address of principal executive offices)		77067 (Zip Code)

832-353-1000 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item	8.01	Other Events.

ExpressJet has entered into a settlement agreement dated effective as of July 27, 2010 in an ongoing auction rate securities (the "ARS") litigation with respect to certain ARS (CUSIP 66704JBW7).  Among other terms, the settlement agreement provides for the repurchase of the outstanding ARS with an aggregate par value of $1,075,000 for 90% of par value.  With this settlement, ExpressJet will have sold its last ARS.  As part of the settlement agreement, ExpressJet will dismiss its lawsuit and will release its claims related to its purchase of this and other ARS.

Item	9.01	Financial Statements and Exhibits.
		99.1 Press Release.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPRESSJET HOLDINGS, INC. (Registrant)
Date: July 27, 2010	/s/ Suzanne Lehman Johnson
Suzanne Lehman Johnson General Counsel

EXHIBIT INDEX

99.1	Press Release